FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2019	2019	2019	2018	2018
Ending Balances
Investments	$2,705,610	$2,853,358	$2,748,249	$2,686,973	$2,635,413
Loans, net of unearned income	16,686,866	16,368,458	16,262,633	16,165,800	15,925,093
Total assets	21,703,618	21,308,670	20,974,649	20,682,152	20,364,810
Deposits	17,342,717	16,388,895	16,377,978	16,376,159	16,249,014
Shareholders' equity	2,324,016	2,308,798	2,301,019	2,247,573	2,283,014

Average Balances
Investments	$2,829,672	$2,790,392	$2,699,130	$2,646,266	$2,596,414
Loans, net of unearned income	16,436,507	16,316,076	16,194,375	15,965,637	15,862,143
Total assets	21,457,800	21,057,030	20,690,365	20,512,130	20,273,232
Deposits	16,950,667	16,375,456	16,275,633	16,413,066	15,967,234
Shareholders' equity	2,315,585	2,301,258	2,265,097	2,281,669	2,269,093

Income Statement
Net interest income	$161,260	$164,544	$163,315	$162,944	$160,127
Provision for credit losses	2,170	5,025	5,100	8,200	1,620
Non-interest income	59,813	54,315	46,751	49,523	51,033
Non-interest expense	146,770	144,168	137,824	140,685	135,413
Income before taxes	72,133	69,666	67,142	63,582	74,127
Net income	62,108	59,779	56,663	58,083	65,633
Pre-provision net revenue(1)	76,741	76,114	73,775	78,320	77,370

Per Share
Net income (basic)	$0.38	$0.36	$0.33	$0.33	$0.37
Net income (diluted)	$0.37	$0.35	$0.33	$0.33	$0.37
Cash dividends	$0.13	$0.13	$0.13	$0.16	$0.12
Tangible common equity(1)	10.91	10.63	10.39	10.08	9.95
Weighted average shares (basic)	165,324	168,343	169,884	174,571	175,942
Weighted average shares (diluted)	166,126	169,168	170,909	175,473	177,128

Asset Quality
Net charge-offs (recoveries) to average loans (annualized)	0.15%	(0.04)%	0.10%	0.17%	0.08%
Non-performing loans to total loans	0.81%	0.90%	0.85%	0.86%	0.75%
Non-performing assets to total assets	0.66%	0.73%	0.70%	0.73%	0.64%
Allowance for credit losses to loans outstanding	1.04%	1.08%	1.05%	1.05%	1.05%
Allowance for loan losses to loans outstanding	1.00%	1.04%	1.00%	0.99%	0.99%
Allowance for credit losses to non-performing loans	127%	120%	123%	121%	140%
Allowance for loan losses to non-performing loans	122%	115%	117%	115%	131%
Non-performing assets to tangible shareholders' equity and allowance for credit losses(1)	7.32%	7.94%	7.63%	7.97%	6.81%

Profitability
Return on average assets	1.15%	1.14%	1.11%	1.12%	1.28%
Return on average shareholders' equity	10.64	10.42	10.15%	10.10%	11.48%
Return on average shareholders' equity (tangible)(1)	14.03	13.60	13.28%	13.17%	14.99%
Net interest margin	3.31%	3.44%	3.49%	3.44%	3.42%
Efficiency ratio(1)	63.6%	64.2%	63.9%	62.2%	62.5%

Capital Ratios
Tangible common equity ratio(1)	8.45%	8.54%	8.64%	8.52%	8.83%
Tier 1 leverage ratio(2)	8.47%	8.68%	8.92	9.01%	9.34
Common equity Tier 1 capital ratio(2)	9.64%	9.96%	10.16%	10.22%	10.80%
Tier 1 capital ratio(2)	9.64%	9.96%	10.16%	10.22%	10.80%
Total risk-based capital ratio(2)	12.02%	12.44%	12.63%	12.75%	13.34%

(1) Please refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Regulatory capital ratios as of September 30, 2019 are preliminary and remaining periods are actual.

Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2019	2019	2019	2018	2018	2019	2018
ASSETS
Cash and due from banks	$120,671	$107,091	$115,884	$103,436	$90,361	12.7%	33.5%
Other interest-earning assets	572,499	488,968	411,037	421,534	388,256	17.1%	47.5%
Loans held for sale	33,945	45,754	27,768	27,099	27,525	(25.8)%	23.3%
Investment securities	2,705,610	2,853,358	2,748,249	2,686,973	2,635,413	(5.2)%	2.7%
Loans, net of unearned income	16,686,866	16,368,458	16,262,633	16,165,800	15,925,093	1.9%	4.8%
Allowance for loan losses	(166,135)	(170,233)	(162,109)	(160,537)	(157,810)	(2.4)%	5.3%
Net loans	16,520,731	16,198,225	16,100,524	16,005,263	15,767,283	2.0%	4.8%
Premises and equipment	237,344	243,300	239,004	234,529	231,236	(2.4)%	2.6%
Accrued interest receivable	60,447	62,984	62,207	58,879	58,584	(4.0)%	3.2%
Goodwill and intangible assets	534,178	535,249	535,356	531,556	531,556	(0.2)%	0.5%
Other assets	918,193	773,741	734,620	612,883	634,596	18.7%	44.7%
Total Assets	$21,703,618	$21,308,670	$20,974,649	$20,682,152	$20,364,810	1.9%	6.6%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$17,342,717	$16,388,895	$16,377,978	$16,376,159	$16,249,014	5.8%	6.7%
Short-term borrowings	832,860	1,188,390	829,016	754,777	485,565	(29.9)%	71.5%
Other liabilities	477,311	435,171	401,324	311,364	355,102	9.7%	34.4%
FHLB advances and long-term debt	726,714	987,416	1,065,312	992,279	992,115	(26.4)%	(26.8)%
Total Liabilities	19,379,602	18,999,872	18,673,630	18,434,579	18,081,796	2.0%	7.2%
Shareholders' equity	2,324,016	2,308,798	2,301,019	2,247,573	2,283,014	0.7%	1.8%
Total Liabilities and Shareholders' Equity	$21,703,618	$21,308,670	$20,974,649	$20,682,152	$20,364,810	1.9%	6.6%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,604,634	$6,497,973	$6,428,688	$6,434,285	$6,337,984	1.6%	4.2%
Commercial - industrial, financial and agricultural	4,494,496	4,365,248	4,429,538	4,404,548	4,288,823	3.0%	4.8%
Real estate - residential mortgage	2,570,793	2,451,966	2,313,908	2,251,044	2,173,548	4.8%	18.3%
Real estate - home equity	1,346,115	1,386,974	1,413,500	1,452,137	1,469,152	(2.9)%	(8.4)%
Real estate - construction	913,644	922,547	953,087	916,599	979,857	(1.0)%	(6.8)%
Consumer	464,213	452,874	433,545	419,186	390,708	2.5%	18.8%
Leasing and other	292,971	290,876	290,367	288,001	285,021	0.7%	2.8%
Total Loans, net of unearned income	$16,686,866	$16,368,458	$16,262,633	$16,165,800	$15,925,093	1.9%	4.8%
Deposits, by type:
Noninterest-bearing demand	$4,240,478	$4,226,404	$4,255,043	$4,310,105	$4,216,064	0.3%	0.6%
Interest-bearing demand	4,771,109	4,083,615	4,207,442	4,240,974	4,289,181	16.8%	11.2%
Savings and money market accounts	5,094,387	4,938,998	4,907,346	4,926,937	4,878,982	3.1%	4.4%
Total demand and savings	14,105,974	13,249,017	13,369,831	13,478,016	13,384,227	6.5%	5.4%
Brokered deposits	256,870	246,116	251,395	176,239	164,601	4.4%	56.1%
Time deposits	2,979,873	2,893,762	2,756,752	2,721,904	2,700,186	3.0%	10.4%
Total Deposits	$17,342,717	$16,388,895	$16,377,978	$16,376,159	$16,249,014	5.8%	6.7%
Short-term borrowings, by type:
Customer repurchase agreements	$58,853	$56,496	$54,440	$43,499	$82,741	4.2%	(28.9)%
Customer short-term promissory notes	279,007	281,894	299,576	326,278	267,824	(1.0)%	4.2%
Short-term FHLB advances	475,000	650,000	475,000	385,000	85,000	(26.9)%	N/M
Federal funds purchased	20,000	200,000	—	—	50,000	(90.0)%	(60.0)%
Total Short-term Borrowings	$832,860	$1,188,390	$829,016	$754,777	$485,565	(29.9)%	71.5%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from		Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30	Sep 30
	2019	2019	2019	2018	2018	2019	2018	2019	2018	% Change
Interest Income:
Interest income	$208,413	$210,034	$204,700	$200,609	$194,048	(0.8)%	7.4%	$623,147	$557,905	11.7%
Interest expense	47,153	45,490	41,385	37,665	33,921	3.7%	39.0%	134,028	90,393	48.3%
Net Interest Income	161,260	164,544	163,315	162,944	160,127	(2.0)%	0.7%	489,119	467,512	4.6%
Provision for credit losses	2,170	5,025	5,100	8,200	1,620	(56.8)%	34.0%	12,295	38,707	(68.2)%
Net Interest Income after Provision	159,090	159,519	158,215	154,744	158,507	(0.3)%	0.4%	476,824	428,805	11.2%
Non-Interest Income:
Wealth management fees	13,867	14,153	13,239	13,408	13,066	(2.0)%	6.1%	41,259	38,740	6.5%
Mortgage banking income	6,658	6,593	4,772	4,774	4,896	1.0%	36.0%	18,023	14,252	26.5%
Consumer banking income:
Card income	5,791	5,047	4,686	4,966	5,382	14.7%	7.6%	15,524	14,531	6.8%
Overdraft fees	4,682	4,413	4,104	4,653	4,443	6.1%	5.4%	13,199	12,952	1.9%
Other consumer banking income	2,860	2,907	2,587	2,799	2,840	(1.6)%	0.7%	8,354	8,522	(2.0)%
Total consumer banking income	13,333	12,367	11,377	12,418	12,665	7.8%	5.3%	37,077	36,005	3.0%
Commercial banking income:
Merchant and card income	6,166	6,512	5,558	5,656	6,307	(5.3)%	(2.2)%	18,236	17,770	2.6%
Cash management fees	4,696	4,638	4,361	4,340	4,472	1.3%	5.0%	13,695	13,242	3.4%
Commercial loan interest rate swap fees	3,944	3,477	2,028	2,540	3,607	13.4%	9.3%	9,449	7,291	29.6%
Other commercial banking income	3,478	3,815	2,816	3,466	3,154	(8.8)%	10.3%	10,109	9,625	5.0%
Total commercial banking income	18,284	18,442	14,763	16,002	17,540	(0.9)%	4.2%	51,489	47,928	7.4%
Other income	3,179	2,584	2,535	2,921	2,852	23.0%	11.5%	8,298	9,040	(8.2)%
Non-interest income before investment securities gains	55,321	54,139	46,686	49,523	51,019	2.2%	8.4%	156,146	145,965	7.0%
Investment securities gains, net	4,492	176	65	—	14	N/M	N/M	4,733	37	N/M
Total Non-Interest Income	59,813	54,315	46,751	49,523	51,033	10.1%	17.2%	160,879	146,002	10.2%
Non-Interest Expense:
Salaries and employee benefits	78,211	78,991	77,757	75,745	76,770	(1.0)%	1.9%	234,959	227,457	3.3%
Net occupancy	12,368	14,469	12,909	12,708	12,578	(14.5)%	(1.7)%	39,746	38,970	2.0%
Other outside services	12,163	11,259	8,352	8,944	9,122	8.0%	33.3%	31,774	24,814	28.0%
Data processing and software	11,590	11,268	10,353	10,203	10,157	2.9%	14.1%	33,211	31,083	6.8%
Equipment	3,459	3,299	3,342	3,275	3,000	4.8%	15.3%	10,100	9,968	1.3%
Professional fees	3,331	2,970	3,960	3,546	3,427	12.2%	(2.8)%	10,261	10,615	(3.3)%
Marketing	3,322	2,863	2,160	1,577	2,692	16.0%	23.4%	8,345	7,277	14.7%
Amortization of tax credit investments	1,533	1,492	1,491	6,538	1,637	2.7%	(6.4)%	4,516	4,911	(8.0)%
FDIC insurance	239	2,755	2,609	2,563	2,814	(91.3)%	(91.5)%	5,603	8,430	(33.5)%
Intangible amortization	1,071	107	107	—	—	N/M	100.0%	1,285	—	100.0%
Other	19,483	14,695	14,784	15,586	13,216	32.6%	47.4%	48,962	41,894	16.9%
Total Non-Interest Expense	146,770	144,168	137,824	140,685	135,413	1.8%	8.4%	428,762	405,419	5.8%
Income Before Income Taxes	72,133	69,666	67,142	63,582	74,127	3.5%	(2.7)%	208,941	169,388	23.4%
Income tax expense	10,025	9,887	10,479	5,499	8,494	1.4%	18.0%	30,391	19,078	59.3%
Net Income	$62,108	$59,779	$56,663	$58,083	$65,633	3.9%	(5.4)%	$178,550	$150,310	18.8%

PER SHARE:
Net income:
Basic	$0.38	$0.36	$0.33	$0.33	$0.37	5.6%	2.7%	$1.06	$0.86	23.3%
Diluted	0.37	0.35	0.33	0.33	0.37	5.7%	—%	1.06	0.85	24.7%
Cash dividends	0.13	0.13	0.13	0.16	0.12	—%	8.3%	$0.39	$0.36	8.3%

Weighted average shares (basic)	165,324	168,343	169,884	174,571	175,942	(1.8)%	(6.0)%	167,834	175,672	(4.5)%
Weighted average shares (diluted)	166,126	169,168	170,909	175,473	177,128	(1.8)%	(6.2)%	168,722	176,848	(4.6)%
N/M - not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	September 30, 2019			June 30, 2019			September 30, 2018
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$16,436,507	$188,280	4.55%	$16,316,076	$190,693	4.69%	$15,862,143	$177,329	4.44%
Taxable investment securities	2,282,292	15,565	2.73%	2,348,443	15,935	2.71%	2,239,837	13,956	2.49%
Tax-exempt investment securities	516,907	4,650	3.57%	444,227	4,140	3.70%	415,908	3,841	3.67%
Total Investment Securities	2,799,199	20,215	2.88%	2,792,670	20,075	2.87%	2,655,745	17,797	2.68%
Loans held for sale	31,898	466	5.83%	24,568	350	5.71%	27,195	388	5.71%
Other interest-earning assets	509,579	2,709	2.12%	409,617	2,168	2.12%	416,129	1,601	1.53%
Total Interest-earning Assets	19,777,183	211,670	4.25%	19,542,931	213,286	4.37%	18,961,212	197,115	4.13%
Noninterest-earning assets:
Cash and due from banks	120,967			116,285			100,568
Premises and equipment	240,383			240,666			231,280
Other assets	1,491,115			1,321,057			1,137,293
Less: allowance for loan losses	(171,848)			(163,909)			(157,121)
Total Assets	$21,457,800			$21,057,030			$20,273,232
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,448,112	$9,163	0.82%	$4,186,280	$8,172	0.78%	$4,116,051	$6,378	0.61%
Savings deposits	5,026,316	11,059	0.87%	4,925,788	10,549	0.86%	4,718,148	7,569	0.64%
Brokered deposits	253,426	1,536	2.40%	246,154	1,582	2.58%	162,467	840	2.05%
Time deposits	2,974,993	13,979	1.86%	2,816,424	12,247	1.74%	2,672,548	9,032	1.34%
Total Interest-bearing Deposits	12,702,847	35,737	1.12%	12,174,646	32,550	1.07%	11,669,214	23,819	0.81%
Short-term borrowings	919,697	4,156	1.78%	941,504	4,462	1.89%	724,132	2,002	1.09%
FHLB advances and long-term debt	842,706	7,260	3.44%	1,051,919	8,480	3.23%	988,748	8,100	3.26%
Total Interest-bearing Liabilities	14,465,250	47,153	1.29%	14,168,069	45,492	1.29%	13,382,094	33,921	1.01%
Noninterest-bearing liabilities:
Demand deposits	4,247,820			4,200,810			4,298,020
Other	429,145			386,893			324,025
Total Liabilities	19,142,215			18,755,772			18,004,139
Shareholders' equity	2,315,585			2,301,258			2,269,093
Total Liabilities and Shareholders' Equity	$21,457,800			$21,057,030			$20,273,232
Net interest income/net interest margin (fully taxable equivalent)		164,517	3.31%		167,794	3.44%		163,194	3.42%
Tax equivalent adjustment		(3,257)			(3,250)			(3,067)
Net interest income		$161,260			$164,544			$160,127

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 1.00%, 0.99% and 0.76% for the three months ended September 30, 2019, June 30, 2019 and September 30, 2018, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2019	2019	2019	2018	2018	2019	2018
Loans, by type:
Real estate - commercial mortgage	$6,489,456	$6,424,213	$6,378,145	$6,343,024	$6,309,663	1.0%	2.8%
Commercial - industrial, financial and agricultural	4,414,992	4,440,860	4,462,609	4,329,937	4,304,320	(0.6)%	2.6%
Real estate - residential mortgage	2,512,899	2,366,685	2,276,611	2,209,993	2,142,977	6.2%	17.3%
Real estate - home equity	1,364,161	1,404,141	1,433,574	1,459,647	1,474,011	(2.8)%	(7.5)%
Real estate - construction	905,060	943,080	930,246	931,724	969,575	(4.0)%	(6.7)%
Consumer	457,524	445,666	424,480	406,436	375,656	2.7%	21.8%
Leasing and other	292,415	291,431	288,710	284,876	285,941	0.3%	2.3%
Total Loans, net of unearned income	$16,436,507	$16,316,076	$16,194,375	$15,965,637	$15,862,143	0.7%	3.6%
Deposits, by type:
Noninterest-bearing demand	$4,247,820	$4,200,810	$4,222,875	$4,321,776	$4,298,020	1.1%	(1.2)%
Interest-bearing demand	4,448,112	4,186,280	4,153,984	4,225,157	4,116,051	6.3%	8.1%
Savings and money market accounts	5,026,316	4,925,788	4,912,856	4,979,712	4,718,148	2.0%	6.5%
Total demand and savings	13,722,248	13,312,878	13,289,715	13,526,645	13,132,219	3.1%	4.5%
Brokered deposits	253,426	246,154	220,115	164,280	162,467	3.0%	56.0%
Time deposits	2,974,993	2,816,424	2,765,803	2,722,141	2,672,548	5.6%	11.3%
Total Deposits	$16,950,667	$16,375,456	$16,275,633	$16,413,066	$15,967,234	3.5%	6.2%
Short-term borrowings, by type:
Customer repurchase agreements	$61,230	$56,171	$56,707	$64,102	$148,660	9.0%	(58.8)%
Customer short-term promissory notes	271,663	288,696	312,092	310,296	298,896	(5.9)%	(9.1)%
Federal funds purchased	101,022	181,769	157,122	43	145,793	(44.4)%	(30.7)%
Short-term FHLB advances	485,782	414,868	294,133	130,109	130,783	17.1%	N/M
Total Short-term Borrowings	$919,697	$941,504	$820,054	$504,550	$724,132	(2.3)%	27.0%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine Months Ended September 30
	2019			2018
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$16,316,540	$565,095	4.63%	$15,764,587	$509,596	4.32%
Taxable investment securities	2,305,472	46,935	2.71%	2,233,972	41,034	2.45%
Tax-exempt investment securities	468,689	12,940	3.66%	412,496	11,307	3.64%
Equity securities	—	—	—%	167	5	13.01%
Total Investment Securities	2,774,161	59,875	2.87%	2,646,635	52,346	2.63%
Loans held for sale	24,357	1,056	5.78%	23,175	888	5.11%
Other interest-earning assets	428,982	6,879	2.14%	345,512	4,016	1.55%
Total Interest-earning Assets	$19,544,040	632,905	4.33%	$18,779,909	566,846	4.03%
Noninterest-earning assets:
Cash and due from banks	116,019			102,352
Premises and equipment	239,402			231,195
Other assets	1,337,482			1,121,267
Less: allowance for loan losses	(165,733)			(162,368)
Total Assets	$21,071,210			$20,072,355
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,263,869	$24,854	0.78%	$4,009,596	$15,341	0.51%
Savings deposits	4,955,403	31,570	0.85%	4,584,377	17,481	0.51%
Brokered deposits	240,020	4,500	2.51%	107,569	1,511	1.88%
Time deposits	2,853,172	37,050	1.74%	2,660,008	25,220	1.27%
Total Interest-bearing Deposits	12,312,464	97,974	1.06%	11,361,550	59,553	0.70%
Short-term borrowings	894,116	12,200	1.81%	880,745	7,079	1.07%
FHLB advances and long-term debt	965,111	23,854	3.30%	973,751	23,761	3.26%
Total Interest-bearing Liabilities	14,171,691	134,028	1.26%	13,216,046	90,393	0.91%
Noninterest-bearing liabilities:
Demand deposits	4,223,927			4,275,443
Other	381,427			333,832
Total Liabilities	18,777,045			17,825,321
Shareholders' equity	2,294,165			2,247,034
Total Liabilities and Shareholders' Equity	$21,071,210			$20,072,355
Net interest income/net interest margin (fully taxable equivalent)		498,877	3.41%		476,453	3.39%
Tax equivalent adjustment		(9,758)			(8,941)
Net interest income		$489,119			$467,512
(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.97% and 0.69% for the nine months ended September 30, 2019 and 2018, respectively.

	Nine Months Ended
	September 30
	2019	2018	% Change

Loans, by type:
Real estate - commercial mortgage	$6,431,012	$6,304,687	2.0%
Commercial - industrial, financial and agricultural	4,439,314	4,309,408	3.0%
Real estate - residential mortgage	2,386,264	2,043,223	16.8%
Real estate - home equity	1,400,371	1,505,069	(7.0)%
Real estate - construction	926,036	977,327	(5.2)%
Consumer	442,678	345,937	28.0%
Leasing and other	290,865	278,936	4.3%
Total Loans, net of unearned income	$16,316,540	$15,764,587	3.5%

Deposits, by type:
Noninterest-bearing demand	$4,223,927	$4,275,443	(1.2)%
Interest-bearing demand	4,263,869	4,009,596	6.3%
Savings and money market accounts	4,955,403	4,584,377	8.1%
Total demand and savings	13,443,199	12,869,416	4.5%
Brokered deposits	240,020	107,569	N/M
Time deposits	2,853,172	2,660,008	7.3%
Total Deposits	$16,536,391	$15,636,993	5.8%

Short-term borrowings, by type:
Customer repurchase agreements	$250,568	$162,345	54.3%
Customer short-term promissory notes	290,669	307,854	(5.6)%
Federal funds purchased	146,432	307,114	(52.3)%
Short-term FHLB advances and other borrowings	206,447	103,432	99.6%
Total Short-term Borrowings	$894,116	$880,745	1.5%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Sep 30	Sep 30
	2019	2019	2019	2018	2018	2019	2018
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$176,941	$170,372	$169,410	$167,826	$169,247	$169,410	$176,084
Loans charged off:
Commercial - industrial, financial and agricultural	(7,181)	(1,895)	(2,787)	(6,263)	(3,541)	(11,863)	(46,178)
Real estate - commercial mortgage	(394)	(230)	(1,145)	(762)	(650)	(1,769)	(1,283)
Consumer and home equity	(1,375)	(1,001)	(902)	(1,884)	(1,415)	(3,278)	(4,243)
Real estate - residential mortgage	(533)	(134)	(655)	(446)	(483)	(1,322)	(1,128)
Real estate - construction	(45)	(3)	(95)	(392)	(212)	(143)	(976)
Leasing and other	(600)	(448)	(785)	(889)	(582)	(1,833)	(1,632)
Total loans charged off	(10,128)	(3,711)	(6,369)	(10,636)	(6,883)	(20,208)	(55,440)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	2,311	2,680	1,243	2,647	731	6,234	2,347
Real estate - commercial mortgage	444	169	136	94	928	749	1,528
Consumer and home equity	348	802	407	684	607	1,557	1,709
Real estate - residential mortgage	440	211	132	100	317	783	520
Real estate - construction	164	1,245	84	415	664	1,493	1,414
Leasing and other	107	148	229	80	595	484	957
Recoveries of loans previously charged off	3,814	5,255	2,231	4,020	3,842	11,300	8,475
Net loans recovered charged off	(6,314)	1,544	(4,138)	(6,616)	(3,041)	(8,908)	(46,965)
Provision for credit losses	2,170	5,025	5,100	8,200	1,620	12,295	38,707
Balance at end of period	$172,797	$176,941	$170,372	$169,410	$167,826	$172,797	$167,826
Net charge-offs to average loans (annualized)	0.15%	(0.04)%	0.10%	0.17%	0.08%	0.07%	0.40%
NON-PERFORMING ASSETS:
Non-accrual loans	$124,287	$133,118	$127,141	$128,572	$106,433
Loans 90 days past due and accruing	11,689	14,598	11,540	11,106	13,663
Total non-performing loans	135,976	147,716	138,681	139,678	120,096
Other real estate owned	7,706	7,241	9,012	10,518	10,684
Total non-performing assets	$143,682	$154,957	$147,693	$150,196	$130,780
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$37,126	$47,260	$50,148	$51,269	$43,391
Real estate - commercial mortgage	45,710	43,850	29,817	32,153	37,393
Real estate - residential mortgage	20,150	21,659	22,299	19,101	19,076
Consumer and home equity	11,012	12,378	10,770	10,178	10,362
Real estate - construction	4,312	4,632	7,039	7,390	9,784
Leasing	17,666	17,937	18,608	19,587	90
Total non-performing loans	$135,976	$147,716	$138,681	$139,678	$120,096

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2019	2019	2019	2018	2018
Shareholders' equity (tangible), per share
Shareholders' equity	$2,324,016	$2,308,798	$2,301,019	$2,247,573	$2,283,014
Less: Goodwill and intangible assets	(534,178)	(535,249)	(535,356)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,789,838	$1,773,549	$1,765,663	$1,716,017	$1,751,458

Shares outstanding, end of period (denominator)	164,036	166,903	169,923	170,184	176,019

Shareholders' equity (tangible), per share	$10.91	$10.63	$10.39	$10.08	$9.95

Return on average shareholders' equity (tangible)
Net income	$62,108	$59,779	$56,663	$58,083	$65,633
Plus: Intangible amortization, net of tax	846	85	85	—	—
(Numerator)	$62,954	$59,864	$56,748	$58,083	$65,633

Average shareholders' equity	$2,315,585	$2,301,258	$2,265,097	$2,281,669	$2,269,093
Less: Average goodwill and intangible assets	(535,184)	(535,301)	(531,767)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,780,401	$1,765,957	$1,733,330	$1,750,113	$1,737,537

Return on average shareholders' equity (tangible), annualized	14.03%	13.60%	13.28%	13.17%	14.99%

Tangible Common Equity to Tangible Assets (TCE Ratio)
Shareholders' equity	$2,324,016	$2,308,798	$2,301,019	$2,247,573	$2,283,014
Less: Intangible assets	(534,178)	(535,249)	(535,356)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,789,838	$1,773,549	$1,765,663	$1,716,017	$1,751,458

Total assets	$21,703,618	$21,308,670	$20,974,649	$20,682,152	$20,364,810
Less: Intangible assets	(534,178)	(535,249)	(535,356)	(531,556)	(531,556)
Total tangible assets (denominator)	$21,169,440	$20,773,421	$20,439,293	$20,150,596	$19,833,254

Tangible Common Equity to Tangible Assets	8.45%	8.54%	8.64%	8.52%	8.83%

Efficiency ratio
Non-interest expense	$146,770	$144,168	$137,824	$140,685	$135,413
Less: Intangible amortization	(1,071)	(107)	(107)	—	—
Less: Amortization on tax credit investments	(1,533)	(1,492)	(1,491)	(6,538)	(1,637)
Less: Loss on redemption of FHLB advances	(4,326)	—	—	—	—
Non-interest expense (numerator)	$139,840	$142,569	$136,226	$134,147	$133,776

Net interest income (fully taxable equivalent)	$164,517	$167,794	$166,564	$166,123	$163,194
Plus: Total Non-interest income	59,813	54,315	46,751	49,523	51,033
Less: Investment securities gains	(4,492)	(176)	(65)	—	(14)
Net interest income (denominator)	$219,838	$221,933	$213,250	$215,646	$214,213

Efficiency ratio	63.6%	64.2%	63.9%	62.2%	62.5%

Non-performing assets to tangible shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$143,682	$154,957	$147,693	$150,196	$130,780

Tangible shareholders' equity	$1,789,838	$1,773,549	1,765,663	1,716,017	$1,751,458
Plus: Allowance for credit losses	172,797	176,941	170,372	169,410	167,826
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,962,635	$1,950,490	$1,936,035	$1,885,427	$1,919,284

Non-performing assets to tangible shareholders' equity and allowance for credit losses	7.32%	7.94%	7.63%	7.97%	6.81%

Pre-provision net revenue
Net interest income	$161,260	$164,544	$163,315	$162,944	$160,127
Non-interest income	59,813	54,315	46,751	49,523	51,033
Less: Investment securities gains	(4,492)	(176)	(65)	—	(14)
Total revenue	$216,581	$218,683	$210,001	$212,467	$211,146

Non-interest expense	$146,770	$144,168	$137,824	$140,685	$135,413
Less: Loss on redemption of FHLB advances	(4,326)	—	—	—	—
Less: Amortization on tax credit investments	(1,533)	(1,492)	(1,491)	(6,538)	(1,637)
Less: Intangible amortization	(1,071)	(107)	(107)	—	—
Total non-interest expense	$139,840	$142,569	$136,226	$134,147	$133,776

Pre-provision net revenue	$76,741	$76,114	$73,775	$78,320	$77,370